Dime Community Bancshares, Inc.

Sandler O'Neill Bus Tour – Investor Presentation

May 29, 2008

2007 Year in Review

as of December 31,

	2007	2006	*change*	
Total Assets	**$ 3,501,175**	**$ 3,173,377**	**$ 327,798**	***10.3% increase***
Total Loans	2,860,748	2,686,959	$ 173,789	*6.5% increase*
Total Deposits	2,179,998	2,008,532	$ 171,466	*8.5% increase*
Loan Originations	574,526	563,200	$ 11,326	*2.0% increase*
Yield	*6.38%*	*6.43%*	*-0.05%*	
Interest Expense	**111,147**	**93,340**	**$ 17,807**	***19.0% increase***

(in thousands)

2007 Year in Review

1. DCOM has no "sub-prime" or "Alt-A" Loans

2. Earnings Per Share $0.67
   - ***decrease of 23.0% compared to $0.87 in Calendar 2006***

3. Return on Average Tangible Equity 9.9%
   - ***compared to 12.7% in 2006***

4. Return on Average Assets 0.69%
   - ***compared to 0.98% last year***

5. Current Stock Price $17.92 (close of 5/28/2008)
   - ***up 35% over last year***

Quarterly EPS vs. Stock Price



$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
$19.00
$18.00
$17.00
$16.00
$15.00
$14.00
$13.00
$12.00
EPS
Stock Price
$0.25
$0.24
$0.26
$0.20
$0.17
$0.17
$0.17
$0.17
$0.17
$0.18
$0.25e
D-05
M-06
J-06
S-06
D-06
M-07
J-07
S-07
D-07
M-08
J-08

Dime Community Bancshares, Inc.

Note: 2nd Quarter 2008 EPS guidance is $0.24 - $0.26; $18.67 is price as of April 30, 2008.

Share Repurchase Program


Shares Repurchased
Stock Price
8.8% of shares O/S since 4Q'05
6.2% of shares O/S during 2007
900,000
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
-
$19.00
$18.00
$17.00
$16.00
$15.00
$14.00
$13.00
$12.00
179,800
182,100
206,659
179,448
209,332
425,458
819,526
742,640
311,102
51,000
-
D-05
M-06
J-06
S-06
D-06
M-07
J-07
S-07
D-07
M-08
J-08

Note: Based on 36,956,907 period end shares outstanding as of December 31, 2005; $18.67 is the price as of April 30, 2008.

Balance Sheet Composition

Loans comprise 80% of earning assets; 133% Loan to Deposit Ratio



Composition of Assets
6% Cash&S/T
9% Securities
5% All Other
80% Loans

- Cash/Short-Term Investments 6%
- Securities Portfolio 9%
- Loans 80%
- All Other 5%



Composition of Liabilities
9% Book Equity
5% Other
26% Borrowings
60% Due Depositors

- Due Depositors 60%
- Borrowings 26%
- All Other 5%
- Book Equity 9%

Note: as of March 31, 2008.

Experienced Lenders

- Management Team has many years of experience in Multifamily Lending in the New York Market:
  - Vincent Palagiano, Chairman/CEO, 38 years with Dime
  - Michael Devine, President/COO, 37 years with Dime
  - Kenneth Mahon, 1st Executive VP/CFO, 28 years with Dime
  - Dan Harris Executive Vice President, Lending, over 30 years multifamily lending experience
  - *plus numerous other officers in lending and loan servicing tenured more than 20 years with Dime*

Loan Originations

Originations picking up beginning 3rd Quarter 2007


600,000
500,000
400,000
300,000
200,000
100,000
-
Originations
574,211
563,227
574,526
6.80%
6.60%
6.40%
6.20%
6.00%
5.80%
5.60%
5.40%
Originations
WTD Average Rate
2005
2006
2007
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08

Note: 2nd Quarter 2008 volume represents loan pipeline as of April 21, 2008.

Loan-to-Value Ratios on New Loans

Loan policy permits LTVs to 80%; however, weighted average consistently below 70%


100%
80%
60%
40%
20%
0%
59%
65%
63%
62%
56%
69%
63%
65%
60%
59%
68%
58%
2005
2006
2007
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08

Low Level of Non-Performing Assets



Dime continues to be an industry leader in loan quality, with a low level of non-performing assets….
DCOM
Industry Median
Industry Average
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
2004
2005
2006
2007

Source: Sandler O'Neill Top 100 Thrifts Ranked by Assets

Charge-off & Non-Performing Asset Percentages



NPA's peaked at 5.01% of Total Loans in 1992….
Charge Off % of Loans
NPA's as % of Total Loans
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
0.08%
0.15%
0.58%
0.85%
0.34%
0.19%
0.09%
0.02%
0.04%
0.01%
0.00%
0.01%
0.00%
0.00%
0.00%
0.00%
0.00%
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007

Non-Performing Assets/Tangible Equity



NPA's peaked at 62% of Tangible Equity also in 1992….
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
Total Loans
NPA's to T/E
16.0%
10.8%
41.1%
62.4%
24.0%
6.2%
2.9%
2.1%
0.3%
0.5%
1.4%
89 90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07

Interest Rate Risk
Extending Duration of Liabilities

Proactive Interest Rate Risk Management Steps (YTD through May 29)

Extended durations on over 6% of Company liabilities utilizing 3 separate strategies:

- **Purchased $85 million in LIBOR Caps (3 – 5 year terms).**
- **Borrowed $100 million in new medium term (4-year average maturity) FHLB-NY advances to replace higher cost, maturing short-term deposits.**
- **Raised nearly $30 million in medium-term CD's (2 – 5 year maturities) at comparable cost to wholesale borrowing rates.**

In all, extended durations of over 7% of interest-bearing liabilities at attractive long-term rates in order to provide a cushion against rising interest rates over the medium-term.

Repricing Loans

73% of the Loan Portfolio reprices within the next 54 months


3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
-
Annual Repricings
Cumulative Repricings
271,468
354,141
405,431
567,178
473,482
790,689
2008
2009
2010
2011
2012
2013


800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
-
Originations
Loans Repricing ($)
WTD Average Rate
271,468
354,141
405,431
567,178
473,482
790,689
2008
2009
2010
2011
2012
2013
6.40%
6.20%
6.00%
5.80%
5.60%
5.40%
5.20%
5.00%
4.80%
4.60%
WTD Average Rate

Quarterly Deposit Flows


200,000
150,000
100,000
50,000
-
(50,000)
(100,000)
(150,000)
(200,000)
2,250,000
2,200,000
2,150,000
2,100,000
2,050,000
2,000,000
1,950,000
1,900,000
1,850,000
1,800,000
1,750,000
1,700,000
Quarterly Deposit Flows
Total Deposits
Linear (Total Deposits)
Dec-05
Mar-06
Jun-06
Sep-06
Dec-06
Mar-07
Jun-07
Sep-07
Dec-07
Mar-08
3rd Quarter '07: Countrywide strikes at the retail deposit market nationwide….

Focus on Profitable Deposits


December 2006
Checking Accounts 6.5%
March 2008
Prime Dime and Checking 7.6%
Prime Dime
Checking
All Other

26.5% Growth in Prime Dime and Checking Accounts since December 2006!

Prudent Branch Expansion

Two new branches strategically located, deepen the Dime footprint.



BRONX
Soundview
Port Washington
Whitestone
Jackson Heights
Sunnyside
Flushing
Bayside
Glen Oaks
NASSAU
Westbury
Hillcrest
Long Island City
Greenpoint
QUEENS
Williamsburgh
Bellmore
Brooklyn Heights
Merrick
BROOKLYN
Valley Stream
Bay Ridge
Midwood
Boro Park
Kings Highway
Bensonhurst
Marine Park

Dime Ranks Near the Top

SNL Top 100 Thrifts

Dime Community Bancshares, Inc.		Rank
Total Score	**72.1**	**- 17 -**
Return on Assets	0.69%	- 22 -
Return on Equity	7.99%	- 20 -
3-Year Annual Growth Rate of TBV	1.33%	- 21 -
Efficiency Ratio (operating expenses)	56.25%	- 10 -
Non-performing Assets	0.08%	- 3 -
Charge-offs	0.00%	- 3 -

Note: Rank indicates standing among Top 25

Source: SNL Financial Research & Analysis: 2007 Thrifts Rankings May 2, 2008